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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
OVERSEAS SHIPHOLDING GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OVERSEAS SHIPHOLDING GROUP, INC.
511 Fifth Avenue, New York, N.Y. 10017
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 1, 2004

TO THE STOCKHOLDERS OF OVERSEAS SHIPHOLDING GROUP, INC.:

        The Annual Meeting of Stockholders of Overseas Shipholding Group, Inc. will be held at J.P. Morgan Chase & Co., 270 Park Avenue, New York, N.Y., 49th Floor, on Tuesday, June 1, 2004, at 2:30 P.M. for the following purposes:

  (l)
  To elect twelve directors, each for a term of one year;

  (2)
  To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the year 2004;

  (3)
  To consider and act upon a proposal to approve the Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan;

  (4)
  To consider and act upon a proposal to approve the Overseas Shipholding Group, Inc. Executive Performance Incentive Plan; and

  (5)
  To transact such other business as may properly be brought before the meeting.

        Stockholders of record at the close of business on April 9, 2004 will be entitled to vote at the meeting. The stockholders list will be open to the examination of stockholders for any purpose germane to the meeting, during ordinary business hours, for ten days before the meeting at the Corporation's offices, 511 Fifth Avenue, New York, N.Y.

        Whether or not you expect to be present at the meeting in person, please date and sign the enclosed proxy and return it without delay in the enclosed envelope, which requires no postage if mailed in the United States.

        We urge you to exercise your privilege of attending the meeting in person. In that event, the Corporation's receipt of your proxy will not affect in any way your right to vote in person.

By order of the Board of Directors,
ROBERT N. COWEN Senior Vice President, Chief Operating Officer & Secretary

New York, N.Y.
April 29, 2004

IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN THE
ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE

OVERSEAS SHIPHOLDING GROUP, INC.
511 Fifth Avenue, New York, N.Y. 10017

PROXY STATEMENT

        The accompanying proxy is solicited on behalf of the Board of Directors of Overseas Shipholding Group, Inc. (the "Corporation") for use at the Annual Meeting of Stockholders to be held on June 1, 2004. Any stockholder giving a proxy may revoke it at any time before it is exercised at the meeting.

        Only stockholders of record at the close of business on April 9, 2004 will be entitled to vote at the Annual Meeting. The Corporation has one class of voting securities, its Common Stock, of which 39,316,420 shares were outstanding on said record date and entitled to one vote each. This proxy statement and the accompanying proxy will first be sent to stockholders on or about April 29, 2004.

ELECTION OF DIRECTORS

        The twelve nominees for election at the forthcoming meeting, all of whom are presently directors of the Corporation, except for Mr. G. Allen Andreas III, are listed below. The nominees listed below were selected by the Board upon the recommendation of the Corporate Governance and Nominating Committee. Unless otherwise directed, the proxy will be voted for the election of these nominees, to serve for the ensuing year and until their successors are elected and qualify.

        The table below sets forth information as to each nominee, and includes the amount and percentage of the Corporation's Common Stock of which each nominee, and all directors, nominees and executive officers as a group, were the "beneficial owners" (as defined in regulations of the Securities and Exchange Commission (the "SEC")) on April 9, 2004, all as reported to the Corporation. In accordance with SEC regulations, the table includes, in the case of certain of the directors, shares owned by entities in which the nominee, by reason of his position or interest, shares the power to vote or to dispose of securities.

Name and Age	Principal Occupation	Served as Director Since	Shares of Common Stock Beneficially Owned (a)		Percentage of Common Stock Beneficially Owned
Nominees:
Morten Arntzen, 49	President and Chief Executive Officer of the Corporation.	2004	50,000	(b)	0.1%
Oudi Recanati, 54	Director of companies.	1996	4,389,984	(c)(j)	11.2%
Robert N. Cowen, 55	Senior Vice President, Chief Operating Officer and Secretary of the Corporation.	1993	5,500		—
G. Allen Andreas III, 34	Vice President, Allen & Company, investment banking and asset management.	—	—		—
Alan R. Batkin, 59	Vice Chairman of Kissinger Associates, Inc., geopolitical consulting firm.	1999	11,500	(d)	—
Thomas B. Coleman, 61	Chief Executive Officer of International-Matex Tank Terminals, deep water bulk liquid terminals and logistics.	2003	3,500	(e)	—

Charles A. Fribourg, 47	Directeur General, Finagrain S.A., agribusiness investment holding company and a subsidiary of ContiGroup Companies, Inc.	2000	121,558	(f)	0.3%
Stanley Komaroff, 69	Senior Advisor, Henry Schein, Inc., distributor of healthcare products and services.	1993	7,585	(g)	—
Solomon N. Merkin, 47	President, Leib Merkin, Inc., private investment company.	1989	10,500	(d)(h)	—
Joel I. Picket, 65	Chairman of the Board and Chief Executive Officer, Gotham Organization Inc., real estate, construction and development.	1989	10,700	(d)	—
Ariel Recanati, 40	President, Maritime Overseas Corporation, dry bulk shipping company.	1999	4,379,484	(i)(j)	11.1%
Michael J. Zimmerman, 53	Chairman of the Board of the Corporation; Executive Vice President and Chief Financial Officer, ContiGroup Companies, Inc., diversified agribusiness and finance. (k)	2000	16,500	(f)	—
Director who is not a nominee:
William L. Frost, 77	President, Lucius N. Littauer Foundation.	1989	14,500	(d)(l)	—
All directors, nominees and executive officers as a group			4,658,861	(m)	11.8%

(a)
Includes the shares of Common Stock issuable within 60 days of April 9, 2004 upon the exercise of all options owned by the indicated stockholders on that date. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

(b)
These shares were granted to Mr. Arntzen by the Corporation pursuant to a restricted stock agreement dated January 19, 2004 between Mr. Arntzen and the Corporation and are subject to vesting restrictions. Mr. Arntzen becomes vested in one-quarter of these shares on each of the first four anniversaries of the January 19, 2004 grant date of these shares, subject to accelerated vesting under certain circumstances set forth in the agreement.

(c)
Includes 4,278,477 shares as to which Mr. Oudi Recanati may be deemed to share the power to vote and dispose of under a stockholders agreement, dated as of April 16, 2003 among members of the Recanati family, as amended (the "Stockholders Agreement"); and 101,007 shares as to which he may be deemed to share the power to vote and dispose of by virtue of his positions as an officer and director of the Recanati Foundation. Also includes 10,500 shares issuable upon the exercise of stock options granted under the Corporation's 1999 Non-Employee Directors Stock Option Plan. Mr. Oudi Recanati has a 12.5% partnership interest in OSG Holdings which beneficially owns 2,680,444 shares. See "Information as to Stock Ownership."

(d)
Includes 10,500 shares of Common Stock issuable upon exercise of stock options.

(e)
Includes 2,500 shares of Common Stock issuable upon exercise of stock options.

(f)
Includes 9,500 shares of Common Stock issuable upon exercise of stock options.

(g)
Includes 6,500 shares of Common Stock issuable upon exercise of stock options.

(h)
Mr. Merkin is a 1.3% partner in OSG Holdings.

(i)
Includes 4,278,477 shares as to which Mr. Ariel Recanati may be deemed to share the power to vote pursuant to the Stockholders Agreement (He may be deemed to share the power to dispose of only 3,862,955 of these shares.); and 101,007 shares as to which he may be deemed to share the power to vote and dispose of by virtue of his position as a director of the Recanati Foundation.

(j)
Mr. Oudi Recanati is the first cousin of Mr. Ariel Recanati.

(k)
Mr. Zimmerman was elected as the non-executive Chairman of the Board of the Corporation on April 20, 2004.

(l)
Excludes 400 shares owned by Mr. Frost's wife, beneficial ownership of which is disclaimed by him.

(m)
Includes 93,000 shares of Common Stock issuable upon exercise of stock options. See Notes (b) through (g) and (i) above.

        Each director has been principally engaged in his present employment for the past five years, except: Mr. Morten Arntzen, who served as the Chief Executive Officer of American Marine Advisors, Inc., a merchant banking firm serving the maritime industry, for more than five years prior to year end 2003; Mr. Oudi Recanati, who served as Chairman of Discount Bank and Trust Company from 1999 until June 2002, was Co-Chairman (from 1999) and Co-Chief Executive Officer (from 1996) of IDB Holding Corporation Ltd. until April 1, 2001, engaged in investment and finance; Mr. Cowen, who assumed the additional title of Chief Operating Officer of the Corporation in 1999 and who also served for more than five years prior to year end 2001 as a director and senior officer of Overseas Discount Corporation, a private company engaged in finance and investment; Mr. Ariel Recanati, who, until January 31, 2003, served as a Senior Vice President (since 1998) and Chief Strategic and Planning Officer of the Corporation (since 1999); Mr. Komaroff, who served as Senior Partner of the law firm of Proskauer Rose LLP, the Corporation's counsel, for more than five years prior to year end 2003; and Mr. Merkin who served as Vice President of Leib Merkin Inc. for more than five years prior to August 2003.

        Mr. Arntzen is a director of Chiquita Brands International. Mr. Batkin is a director of Diamond Offshore Drilling, Inc., Hasbro, Inc. and Cantel Medical Corp. Mr. Zimmerman is a director of Premium Standard Farms, Inc.

        If, for any reason, any nominee should not be available for election or able to serve as a director, the accompanying proxy will be voted for the election of a substitute nominee designated by the Board of Directors. The Board has no reason to believe that it will be necessary to designate a substitute nominee.

INFORMATION ABOUT THE BOARD AND CORPORATE GOVERNANCE

        Corporate Governance Guidelines.    In 2004, the Board formalized and expanded upon its Corporate Governance Guidelines to reflect regulatory changes, including the Sarbanes-Oxley Act of 2002, the regulations of the SEC and the rules of the New York Stock Exchange ("NYSE") as well as the Board's desire to promote the effective functioning of the Board and its committees, to promote the interests of all stockholders, and to ensure a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions. The Board believes that ethics and integrity cannot be legislated or mandated by directive or policy and that the ethics, character, integrity and values of the Corporation's directors and senior management remain the most important safeguards in quality corporate governance. The Corporate Governance Guidelines are posted on the Corporation's website, which is www.osg.com. Under the Corporate Governance Guidelines, each director is expected to attend all Board meetings and all meetings of committees of which he is a member. Meeting materials are provided to Board and Committee members prior to meetings, and members are expected to review such materials prior to each meeting.

        Independence.    Under the Corporate Governance Guidelines, which incorporate the standards established by the NYSE, the Board must consist of a majority of independent directors. As determined by the Board, nine of the twelve nominees, namely Messrs. Oudi Recanati, Andreas, Batkin, Coleman, Fribourg, Komaroff, Merkin, Picket and Zimmerman, have been determined to be independent under the Corporate Governance Guidelines.

        Meetings of the Board.    The Board held five meetings during 2003. Each director attended at least 75% of the total number of meetings of the Board and Committees of which he was a member.

        Communications with Board Members.    Stockholders may communicate with any director by sending a letter to such director's attention in care of the Corporation's Corporate Secretary, 511 Fifth Avenue, New York, New York 10017. The Corporate Secretary opens and forwards all such correspondence (other than advertisements and other solicitations) to directors unless the director to whom the correspondence is addressed has requested that the Corporate Secretary forward correspondence unopened. Unless the context otherwise requires, the Corporate Secretary will provide any communication addressed to the Board to the director most closely associated with the nature of the request based on Committee membership and other factors.

        Code of Ethics.    The Corporation has adopted a code of ethics which is an integral part of the Corporation's business conduct compliance program and embodies the commitment of the Corporation and its subsidiaries to conduct operations in accordance with the highest legal and ethical standards. The Code of Ethics applies to all of the Corporation's officers, directors and employees. Each is responsible for understanding and complying with the Code of Ethics. The Code of Ethics is posted on the Corporation's website, which is www.osg.com.

        Executive Sessions of the Board; Chairman of the Board or Lead Director.    To ensure free and open discussion and communication among the non-management directors, the Corporate Governance Guidelines provide that non-management directors meet in executive session at the end of each regular meeting of the Board; at least one of such executive sessions shall exclude non-management directors who do not qualify as independent. Unless the Board has selected a Chairman who is not the Chief Executive Officer, the Board shall appoint an independent director annually to serve as the "Lead Director". The Chairman, if he is not the Chief Executive Officer, or the Lead Director shall chair the executive sessions. The Board elected Mr. Zimmerman as the non-executive Chairman of the Board of Directors on April 20, 2004. Any non-management director can request that an additional executive session be scheduled.

Committees

        The Corporation has three standing committees of its Board: the Audit Committee, the Corporate Governance and Nominating Committee and the Compensation Committee. Each of these committees has a charter that is available on the Corporation's website, www.osg.com.

        Audit Committee.    The Audit Committee is required to have no fewer than three members all of whom must be independent directors. During 2003, the Audit Committee consisted of Messrs. Zimmerman (Chairman), Frost and Picket. The Board determined that Mr. Zimmerman is an audit committee financial expert, as defined by rules of the SEC. The Audit Committee met five times during 2003.

        The Audit Committee oversees the Corporation's accounting, financial reporting process, internal controls and audits and consults with management, the internal auditor and the independent auditors on, among other things, matters related to the annual audit, and published financial statements and the accounting principles applied. As part of its duties, the Audit Committee retains the Corporation's independent auditors, subject to stockholder ratification. It maintains direct responsibility for the compensation and oversight of the Corporation's independent auditors and evaluates the independent auditors' qualifications, performance and independence. The Audit Committee has established policies and procedures for the pre-approval of all services provided by the Corporation's independent auditors.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee, was formed in 2004. The Committee is required to have no fewer than two members, all of whom must be independent directors. The current members of the Committee are Messrs. Oudi Recanati (Chairman), Komaroff, Merkin and Zimmerman. The Committee meets as many times as necessary each year. The Corporate Governance and Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping the corporate governance of the Corporation. As part of its duties, the Committee assesses the size, structure and composition of the Board and Board committees, coordinates evaluation of Board performance and reviews Board compensation and makes recommendations to the Board with respect thereto. The Committee also acts as a screening and nominating committee for candidates considered for election to the Board. In this capacity it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors set forth in the Corporate Governance Guidelines. The Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search consultants.

        To be considered for membership on the Board, the following criteria are considered:

  •
  judgment, character, age, integrity, expertise, tenure on the Board, skills and knowledge useful to the oversight of the Corporation's business;

  •
  status as "independent" or an "audit committee financial expert" or "financially literate" as defined by the NYSE or the SEC;

  •
  high level managerial, business or other relevant experience, including, but not limited to, experience in the industries in which the Corporation operates, and, if the candidate is an existing member of the Board, any change in the member's principal occupation or business associations;

  •
  absence of conflicts of interest with the Corporation;

  •
  status as a U.S. citizen; and

  •
  ability and willingness of the candidate to spend a sufficient amount of time and energy in furtherance of Board matters.

        A stockholder may recommend a person as a nominee for director by writing to the Secretary of the Corporation. Recommendations must be received by December 31, 2004 in order for a candidate to be considered for election at the 2005 Annual Meeting. Each recommendation for nomination should contain the following information: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had such nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. All the director nominees named in this proxy statement were evaluated under the criteria set forth above and recommended by the Corporate Governance and Nominating Committee for election by stockholders at the Annual Meeting.

        All nominees for election at the Annual Meeting, were previously elected to the board by stockholders other than Mr. Arntzen, the Corporation's President and Chief Executive Officer who was elected a director by the Board in January 2004 and Mr. Andreas, who is not a director and who came to the attention of the Corporate Governance and Nominating Committee through the recommendation of a non-management director.

        Compensation Committee.    The Compensation Committee is required to have no fewer than two members, all of whom must be independent directors. During 2003 the Compensation Committee consisted of Messrs. Oudi Recanati (Chairman) and Fribourg. The Committee met four times during 2003. The Compensation Committee makes recommendations to the Board as to the Corporation's general compensation philosophy, determines which of the corporate goals and objectives established by the Board are relevant to the compensation of the Corporation's Chief Executive Officer ("CEO"), evaluates the performance of the CEO in light of those goals and objectives, and determines and approves the CEO's compensation level based on this evaluation; establishes annual compensation, including benefits and perquisites of all executive officers of the Corporation, and reports such determinations and actions to the Board; reviews and approves employment agreements, severance agreements, change of control agreements and other similar agreements relating to executive officers; and establishes and modifies incentive-compensation plans and equity-based plans, and monitors such plans and their administration. The Compensation Committee also prepares an Annual Report of the Compensation Committee on Executive Compensation for inclusion in the Corporation's annual proxy statement or Annual Report on Form 10-K in accordance with the applicable rules and regulations of the SEC.

        Other Committees.    In 2003, the Board formed a Search Committee to recommend to the Board a suitable candidate to replace the Corporation's retiring President and Chief Executive Officer, Morton P. Hyman. The Committee consisted of Messrs. Zimmerman (Chairman), Batkin, Coleman and Merkin and met 15 times. The Committee recommended that Morten Arntzen be appointed the Corporation's President and Chief Executive Officer; Mr. Arntzen was appointed in December 2003.

        From 1998 through 2003, the Corporation's 1998 Stock Option Plan Committee administered the 1998 Stock Option Plan. In 2003, the members of the 1998 Stock Option Plan Committee were Messrs. Oudi Recanati and Fribourg. Beginning in April 2004, such Plan was administered by the Compensation Committee.

COMPENSATION AND CERTAIN TRANSACTIONS

        The following Summary Compensation Table includes individual compensation information for services in all capacities to the Corporation and its subsidiaries during the years ended December 31, 2003, 2002 and 2001 by the Corporation's Chief Executive Officer in 2003 and the four other most highly compensated executive officers of the Corporation serving during fiscal 2003 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name and Principal Position					All Other Compensation
	Year	Salary	Bonus
Morton P. Hyman Chairman, President and Chief Executive Officer	2003 2002 2001	$1,236,923 1,200,000 1,200,000	$1,050,000 100,560 525,000	(1)	$16,108,788 37,267 32,917	(2)
Robert N. Cowen Senior Vice President, Chief Operating Officer and Secretary	2003 2002 2001	575,000 519,600 519,600	646,947 43,543 227,325	(3)	15,906 116,121 14,321	(4)
Myles R. Itkin Senior Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	605,000 605,000 605,000	680,701 50,699 264,688	(3)	16,151 16,151 58,562	(4)
Robert E. Johnston Senior Vice President and Chief Commercial Officer	2003 2002 2001	575,000 575,000 575,000	646,947 48,185 251,563	(3)	16,206 16,206 274,262	(4)
Peter J. Swift Senior Vice President and Head Shipping Operations	2003 2002 2001	425,000 425,000 425,000	478,179 35,615 185,938	(3)	16,441 36,056 16,441	(4)

(1)
Consists of $450,000 under the Corporation's Incentive Compensation Plan for 2003 and $600,000 awarded by the Board in recognition of Mr. Hyman's contribution to the Corporation's five-year cost reduction program.

(2)
Consists of $15,852,846 paid to Mr. Hyman under the Corporation's supplemental employee retirement plans and pension plan upon his retirement, matching contribution of $12,000 paid by the Corporation under its Savings Plan, the cost of term life insurance in the amount of $31,635 and the payment of $212,307 for accrued but unused vacation time.

(3)
For Messrs. Cowen, Itkin, Johnston and Swift, consists of bonuses related to performance in 2003, including payments under the Corporation's Incentive Compensation Plan, totaling $359,447, $378,201, $359,447 and $265,679, respectively, and special awards by the Board in February 2003 of $287,500, $302,500, $287,500 and $212,500, respectively, relating to the Corporation's five-year cost reduction and fleet modernization program.

(4)
For Messrs. Cowen, Itkin, Johnston and Swift, consists of matching contributions by the Corporation under its Savings Plan in the amount of $12,000 and the cost of term life insurance in the respective amounts of $3,906, $4,151, $4,206 and $4,441.

        Mr. Hyman retired as Chairman, President and Chief Executive Officer of the Corporation effective December 31, 2003. In connection with Mr. Hyman's retirement, Mr. Hyman and the Corporation entered in an agreement pursuant to which the Corporation paid Mr. Hyman a lump sum of $1,200,000 (equal to one year of his annual base salary) and engaged him as an independent consultant for a six-month period ending on June 30, 2004 for a consulting fee equal to one-half of his annual base salary. In addition, the Corporation paid Mr. Hyman $15,852,846, which was the amount of his benefits under the Corporation's supplemental executive retirement plans and pension plan, agreed to provide him for six months with office space and a secretary, and reimbursed him for certain expenses totaling $25,000.

        The Corporation and Mr. Arntzen are parties to an agreement dated as of January 19, 2004, pursuant to which the Corporation agreed to employ Mr. Arntzen as its President and Chief Executive Officer at a base salary of no less than $750,000 per year and an annual bonus in 2004 of no less than $375,000. Under the agreement, the Corporation granted Mr. Arntzen on the date of agreement 50,000 restricted shares of the Corporation's Common Stock, which shares vest in equal installments on the first four anniversaries of the date of grant, and also granted him at the same time options to purchase 100,000 shares of the Corporation's Common Stock at a price of $35.70 per share, exercisable in equal installments on the day immediately prior to each of the first three anniversaries of the date of grant. Pursuant to this agreement the Corporation also reimbursed Mr. Arntzen for certain expenses totaling $25,000. If the Corporation terminates Mr. Arntzen's employment without cause or Mr. Arntzen resigns with good reason (as those terms are defined in the agreement) prior to January 19, 2007, then, upon Mr. Arntzen's signing of a general release, the Corporation shall pay him two years of base salary and shall accelerate the vesting of the next installment of his restricted shares and stock options.

        The Corporation has agreements in effect until October 2005 with Messrs. Cowen, Itkin, Johnston and Swift and until January 2007 with Mr. Arntzen providing that in the event of a "change of control" of the Corporation, as defined in the agreements, each of the executives will be entitled to certain payments and benefits upon a termination of his employment (whether voluntary or involuntary) for periods ranging up to two years after the change of control or upon termination of his employment by the Corporation without cause or by the executive with good reason within 120 days prior to the change of control. Upon any such termination, the executive will be entitled to payment of three times (for Messrs. Arntzen and Cowen) or two times (for Messrs. Itkin, Johnston and Swift) his highest annual salary plus target annual incentive compensation in effect within 121 days prior to or at any time after the change of control, three years (for Messrs. Arntzen and Cowen) or two years (for Messrs. Itkin, Johnston and Swift) of additional service and compensation credit at that compensation level for pension purposes and for purposes of the Corporation's supplemental employee retirement benefit plans (see "Pension Plan" below) and three years (for Messrs. Arntzen and Cowen) or two years (for Messrs. Itkin, Johnston and Swift) of continued coverage for the executive and his dependents under the Corporation's health plan and for the executive under the Corporation's life insurance plan. If and to the extent these payments and benefits, and any other amounts paid to Mr. Cowen as a result of a change of control, constitute "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the excess parachute payments are subject to excise tax (and are not deductible to the Corporation); in that event the Corporation has agreed to pay Mr. Cowen an additional amount so that the net amount retained by him, after payment of such excise tax and of other applicable taxes on the additional amount, will equal the full amount to which he would be entitled in the absence of such excise tax. To the extent that payments, benefits and other amounts received by Messrs. Arntzen, Itkin and Johnston and Swift as a result of a change of control would be subject to excise tax, the amounts to be paid to Messrs. Arntzen, Itkin, Johnston and Swift under the terms of the agreements will be reduced such that no excise tax will apply.

        The Corporation also has severance protection agreements in effect until July 2005 with each of Messrs. Cowen, Itkin, Johnston and Swift providing that if the executive's employment is terminated without cause or he resigns with good reason (as such terms are defined in the agreements), he shall be paid the same amount of salary at the same times as he would have been paid if he had remained an employee for twenty-four months based on his highest annual base salary in the six-month period immediately prior to his termination or resignation (less certain taxes and reimbursements), incurred but unreimbursed business expenses, and any accrued but unpaid base salary, bonuses, vacation pay or other compensation. Under such agreements, the Corporation shall also pay the executive any other vested amounts or benefits under applicable employee benefit plans of the Corporation and provide continued health benefits for up to eighteen months.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND YEAR-END OPTION VALUES

        The following table sets forth, for each of the Named Executive Officers, information regarding the exercise of stock options during fiscal 2003 and value of unexercised options at the end of fiscal 2003. No options were granted to the Named Executive Officers in fiscal 2003 and none of the Named Executive Officers had unexercisable options at the end of fiscal 2003.

			Number of Shares Underlying Unexercised Options at December 31, 2003
				Value of Unexercised In-the-Money Options at December 31, 2003(1)
	Number of Shares Acquired on Exercise
Name		Value Realized
			(All Exercisable)	(All Exercisable)
Morton P. Hyman.	550,000	$6,045,463	0	$0
Robert N. Cowen	180,000	1,819,052	0	0
Myles R. Itkin	150,000	1,629,956	60,000	1,165,500
Robert E. Johnston	166,500	1,774,086	25,500	495,338
Peter J. Swift	87,500	992,863	62,500	1,214,063

(1)
Reflects market value of underlying shares of the Corporation's Common Stock on December 31, 2003 of $34.05 minus the exercise price multiplied by the number of shares underlying the in-the-money options.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Corporation's Common Stock against the cumulative total return of the published Standard and Poor's 500 Index, a peer group consisting of Frontline Ltd., OMI Corporation, Teekay Shipping Corporation and the Corporation, and the Dow Jones U.S. Marine Transport Index, previously used by the Corporation and included herein for comparative purposes, for the five years ended December 31, 2003.

        The Dow Jones U.S. Marine Transport Index is based on the total stockholder return of the Corporation's Common Stock and the common stock of one other U.S. company whose vessels and trading routes are different from those of the Corporation. Until the end of 2003, there were not a sufficient number of competitors whose stock had been publicly traded in the United States for at least five years for the Corporation to construct a peer group. The Corporation believes that the peer group is more relevant for comparative purposes than the Dow Jones U.S. Marine Transport Index. As additional competitors of the Corporation become eligible to be included in the peer group, the Corporation will consider including them.

STOCK PERFORMANCE GRAPH
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
THE CORPORATION, S&P 500 INDEX, PEER GROUP INDEX, DOW JONES U.S.
MARINE TRANSPORT INDEX

*
Assumes that the value of the investment in the Corporation's Common Stock and each index was $100 on December 31, 1998 and that all dividends were reinvested. In accordance with rules of the Securities and Exchange Commission ("SEC"), the Corporation's Stockholder Return Performance Presentation does not constitute "soliciting material" and is not incorporated by reference in any filings with the SEC made pursuant to the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act").

PENSION PLAN

        The Corporation through OSG Ship Management, Inc., its wholly-owned subsidiary, maintains a pension plan (the "Pension Plan") which provides employees with annual retirement benefits based upon age, credited service and average compensation (comprised of salaries, bonuses and incentive compensation) for the highest five successive years of the last ten years prior to retirement. An additional year of credited service is recognized each year during the five year period ending on December 31, 2005 for those employed at the end of 2002 pursuant to the Corporation's program to transfer certain administrative functions to the Newcastle, United Kingdom office. The Pension Plan is non-contributory by the employee, and the contributions to the Pension Plan are determined on an actuarial basis without individual allocation.

        The annual pension payable to any employee under the Pension Plan may not exceed the limitations imposed for qualified plans under Federal law. However, under supplemental retirement plans the Named Executive Officers will be entitled to the additional benefits that would have been payable to them under the Pension Plan in the absence of such limitations. Payments under the supplemental retirement plans will be accelerated upon a "change of control" as defined therein.

        The following table sets forth the estimated annual pensions payable under the Pension Plan and the supplemental retirement plans (subject to reduction on an actuarial basis where survivorship benefits are provided), upon normal retirement, to employees at various compensation levels and in representative years-of-service classifications, calculated before application of the Social Security offset provided for in the Pension Plan:

	Years of Credited Service
Average Compensation	10 years	15 years	20 years	25 years	30 years	35 years	40 years
$ 400,000	60,000	90,000	120,000	150,000	180,000	210,000	240,000
500,000	75,000	112,500	150,000	187,500	225,000	262,500	300,000
600,000	90,000	135,000	180,000	225,000	270,000	315,000	360,000
700,000	105,000	157,500	210,000	262,500	315,000	367,500	420,000
800,000	120,000	180,000	240,000	300,000	360,000	420,000	480,000
900,000	135,000	202,500	270,000	337,500	405,000	472,500	540,000
1,000,000	150,000	225,000	300,000	375,000	450,000	525,000	600,000
1,200,000	180,000	270,000	360,000	450,000	540,000	630,000	720,000
1,500,000	225,000	337,500	450,000	562,500	675,000	787,500	900,000

        The respective number of years of credited service under the Pension Plan of the Named Executive Officers are as follows: Robert N. Cowen-27 years; Myles R. Itkin-12 years; Robert E. Johnston-31 years; Peter J. Swift-11 years. The supplemental retirement plan provides that upon normal retirement, Mr. Cowen will receive an additional annual pension benefit of $23,166 (which is subject to reduction on actuarial basis if he retires before normal retirement age). In addition, the supplemental retirement plan credits Mr. Johnston with six additional years of service.

COMPENSATION OF DIRECTORS

        Non-employee directors of the Corporation receive a director's fee of $25,000 per year, payable quarterly, and a fee of $1,000 for each meeting of the Board of Directors they attend. In addition, the Chairman of the Audit Committee receives a fee of $10,000 per year, payable quarterly, and each member of the Audit Committee receives a fee of $1,000 for each committee meeting he attends. Each member of the Search Committee received a fee of $1,000 for each committee meeting attended. Effective April 20, 2004, each member of the Corporate Governance and Nominating Committee and the Compensation Committee will receive a fee of $1,000 for each committee meeting attended.

        Under the 1999 Non-Employee Director Stock Option Plan each non-employee director is granted an option to purchase 7,500 shares of Common Stock upon his becoming a director (for those directors who held office when the Plan was adopted, such option was granted at the inception of the Plan). The options are granted at the fair market value of the Common Stock on the date of grant and become exercisable in three equal annual installments commencing one year after the date of the option grant. The Plan also provides for an annual grant of an option to purchase 1,000 shares of Common Stock to each continuing non-employee director following the annual stockholders meeting at the fair market value of the Common Stock on the date of grant, exercisable commencing one year after such date. If stockholders approve the Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan, there will be no additional option grants after July 1, 2004.

        Pursuant to the Plan, on July 1, 2003, all non-employee directors were each granted an option to purchase 1,000 shares of Common Stock at $22.07 per share, other than Mr. Coleman who became a director on February 11, 2003 and received an option to purchase 7,500 shares of Common Stock at $16.35 per share.

EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE

        In accordance with rules of the SEC, the Report on Executive Compensation does not constitute "soliciting material" and is not incorporated by reference in any filings with the SEC made pursuant to the 1933 Act or the 1934 Act.

        The Compensation Committee (the "Committee") of the Board of Directors reviews and determines compensation for members of senior management. It is composed of two non-employee directors of the Corporation who meet all applicable independence requirements of the SEC and NYSE: Oudi Recanati and Charles A. Fribourg. The Committee's compensation policies are designed to promote the following objectives:

  •
  to attract and motivate talented executives, and to encourage their long term tenure with the Corporation;

  •
  to compensate executives based upon the value of their individual contributions in achieving corporate goals and objectives; and

  •
  to motivate executives to maximize stockholder values.

        In setting annual compensation levels, the Committee takes into account year-to-year comparisons of financial performance, as well as many other factors. Because the Corporation's results over a short term period are significantly affected by bulk shipping market dynamics beyond the Corporation's control, financial results attributable solely to rate changes are not the principal element in determining compensation. Instead, the Committee considers management's initiatives in enhancing the Corporation's financial results in all rate environments and in achieving other corporate objectives. In 2003 these objectives included: maintaining and expanding upon strategic alliances and commercial relationships with key customers as well as other shipowners; improving the financial strength and flexibility of the Corporation; and implementing fleet renewals and disposals consistent with long term strategic planning for the Corporation's bulk shipping business.

        In addition to base salary, the Corporation has adopted an Incentive Compensation Plan for 2003 designed to reward employees at all levels for their performance as measured against individual goals. The Plan provides for significant enhancement of cash awards based on the Corporation's financial performance in attaining earnings thresholds established at the beginning of each year. The Committee believes that the Plan is an appropriate and effective means of motivating employees to help achieve the Corporation's key financial and operating objectives.

        In setting executive compensation for 2003, the Committee noted that the Corporation achieved record earnings of $121.3 million. While such earnings reflect the high time charter equivalent revenue in all tanker segments in which the Corporation operates, notably in the first and fourth quarters of the year, the Committee believes that such record results also reflected in large part management's achievement in successfully executing the Corporation's $60 million cost reduction and efficiency improvement programs, including the efficient transfer of administrative functions and technical management of the international flag fleet from New York to Newcastle, United Kingdom. The Committee also noted that in 2003, management added two additional well established shipowners with a total of five modern Aframax tankers and newbuildings to the Aframax International pool established by the Corporation and PDV Marina S.A., thereby enhancing the scale and efficiencies of the pool. This expansion of the pool followed management's repositioning of the vessels in the pool at the end of 2002 from the Caribbean, where employment opportunities and tanker rates were adversely affected by the Venezuelan general strike that reduced oil exports, to the North Sea and Mediterranean, where such opportunities and rates were substantially improved.

        The Committee noted that management has achieved significant progress in 2003 toward its goal of renewing the Corporation's Very Large Crude Carriers ("VLCCs") and Aframax fleets, consistent with the Corporation's policy of maintaining a conservative debt level and maximizing financial flexibility. During 2003, the Corporation took delivery of a VLCC newbuild, and an Aframax newbuild. and in January 2004 took delivery of an additional Aframax newbuild. In addition, during the year, the Corporation increased its ownership interest in two double hull VLCCs from 50% to 100%, restructured its ownership interest in joint ventures owning five VLCCs, resulting in a net acquisition of one-third of a vessel, and entered into a sale-leaseback agreement for one of its VLCCs on favorable terms. The Corporation also entered into sale-leaseback transactions for its two Capesize bulk carriers and chartered out such bulk carriers for the first three years of the seven-year leaseback term. The Corporation's fleet renewal program as well as the Corporation's policy of opportunistically acquiring modern second hand tonnage while disposing of older vessels, ensures that the Corporation will continue to have one of the most modern fleets in the industry.

        The Corporation also successfully issued $200 million principal amount of senior unsecured notes due in March 2013 and concluded two new five year unsecured revolving credit facilities aggregating $330 million. Together with the Corporation's existing $350 million long-term facility that matures in December 2006, the Corporation's total unsecured credit availability was $680 million at the end of 2003. The terms, conditions and financial covenants contained in the new credit facilities were more favorable than those contained in the existing $350 million facility. At year end, the Corporation's liquidity adjusted debt to capital ratio stood at 37.6% compared with 45.5% at year end 2000. This 7.9% decrease in the ratio was made even as the Corporation made more than $487 million in investments in joint ventures and vessels, improving the Corporation's financial strength and flexibility.

        While the Committee took the foregoing accomplishments into account, the Committee's compensation determinations for the Corporation's executive officers are to some extent subjective and are not arrived at by application of any specific formula. The Committee also takes into account an executive's length of service and particular contributions over the executive's entire career with the Corporation. While the Committee considers many aspects of an individual's performance, it does not give particular weight to or quantify any one or more performance factors.

        Mr. Hyman's compensation reflects his leadership of the Corporation and his active participation in establishing and building upon the Corporation's key commercial alliances. In his capacity as Chairman, President and Chief Executive Officer of the Corporation, Mr. Hyman spearheaded the successful effort to restructure operations and materially reduce overhead and costs of operations, a significant contributing factor in the Corporation's record earnings performance in 2003. Mr. Hyman has played a key leadership role in the development and success of the Tankers pool. Mr. Hyman's compensation also reflects his many contributions as a key member of management since the

Corporation was founded in 1969. To a large extent Mr. Hyman's compensation reflects an assessment of his performance based upon the subjective judgment of the Committee. The Committee believes that Mr. Hyman's compensation and the benefits he receives under the agreement entered into in connection with his retirement are appropriate and reasonable in light of his contribution to the growth and success of the Corporation, and his service as its President for 33 years.

        Pursuant to Section 162(m) of the Code, compensation exceeding $1 million paid to the Corporation's executive officers may not be deducted by the Corporation unless such compensation is performance based and paid pursuant to criteria approved by the stockholders. The Committee considered the provisions of Section 162(m) in setting 2003 compensation paid to the Named Executive Officers of the Corporation.

        The Committee believes that the interests of stockholders are best served by granting stock options to all employees and thereby giving them the opportunity to participate in appreciation in the Corporation's stock over an extended period. In this way, the profitability and value of the Corporation is enhanced for the benefit of stockholders by enabling the Corporation to offer employees stock based incentives in the Corporation in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the stockholders. Until April 20, 2004, the Corporation's 1998 Stock Option Plan, approved by the stockholders, was administered by the 1998 Stock Option Plan Committee, which was composed of two non-employee directors of the Corporation: Oudi Recanati and Charles A. Fribourg. The Plan is currently administered by the Committee, which determines the persons to whom stock options will be granted under the Plan and allocates the amounts to be granted to such persons. No stock options were granted to the Named Executive Officers in the past three fiscal years. There were 610,000 and 500,000 stock options granted to the Named Executive Officers in fiscal 2000 and 1999, respectively. These options vested in three equal annual installments beginning one year after the date of option grant, the last installment of which vested in February 2003.

        Submitted by the Compensation Committee of the Board of Directors:

Compensation Committee
Oudi Recanati
Charles A. Fribourg

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Corporation's directors, executive officers and any persons holding more than 10 percent of the Corporation's Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the SEC. Based on material provided to the Corporation, all such reports were filed on a timely basis in 2003.

INFORMATION AS TO STOCK OWNERSHIP

        Set forth below are the names and addresses of those persons, other than nominees for directors and entities they control (see "Election of Directors"), that are known by the Corporation to have been "beneficial owners" (as defined in regulations of the SEC) of at least 5% of the outstanding shares of the Corporation's Common Stock, as reported to the Corporation and the SEC.

Name and Address	Number of Shares Beneficially Owned	Percent of Class as of December 31, 2003
Mrs. Diane Recanati (1)(2) 511 Fifth Avenue New York, New York	4,379,484	11.1	%*
Mr. Leon Recanati (1)(3) The Triangle Tower 3 Azrieli Center Tel Aviv, Israel	4,379,484	11.1	%*
Mr. Michael Recanati (1)(4) 590 Fifth Avenue New York, New York 10036	4,379,484	11.1	%*
The Michael Recanati Trust (1)(5) 590 Fifth Avenue New York, New York 10036	4,278,477	10.9	%*
Mrs. Yudith Yovel Recanati (1)(6) 64 Kaplan Street Herzliya, Israel	4,379,484	11.1	%*
OSG Holdings (1)(7) 511 Fifth Avenue New York, New York	2,680,444	6.8%
Archer-Daniels-Midland Company (8)(11) 4666 Faries Parkway Decatur, Illinois	5,093,391	13.0%
Dimensional Fund Advisors Inc. (9)(11) 1299 Ocean Avenue, 11th Floor Santa Monica, California	2,241,046	5.7%
Franklin Resources, Inc. (10)(11) One Franklin Parkway San Mateo, California	1,961,700	5.0%

*
Messrs. Oudi Recanati, Ariel Recanati and Leon Recanati, Mrs. Diane Recanati and Mrs. Yudith Yovel Recanati and The Michael Recanati Trust (whose trustees are Michael Recanati and Daniel Pearson) all share the power to vote 4,278,477 shares subject to a stockholders agreement dated as of April 16, 2003 among members of, or trusts for the benefit of members of, the Recanati family, as amended (the "Stockholders Agreement"). All of these persons (other than Daniel Pearson) also share the power to vote and dispose of the 101,007 shares owned by the Recanati Foundation. All of the shares that are subject to the Stockholders Agreement or owned by the Recanati Foundation are listed as beneficially owned by each of the foregoing persons under "Election of

  Directors" or in this table and are included in calculating such person's ownership percentage. The percentage ownership for these persons or the Trust is as of April 9, 2004.

(1)
Mrs. Diane Recanati is the mother of Messrs. Oudi Recanati, a director of the Corporation, and Michael Recanati, the aunt of Mr. Ariel Recanati, a director of the Corporation, and the aunt of Mr. Leon Recanati and Mrs. Yudith Yovel Recanati, who are brother and sister.

(2)
Includes 4,278,477 shares subject to the Stockholders Agreement as to which she may be deemed to share the power to vote (she shares the power to dispose of these shares with Messrs. Oudi Recanati and the Michael Recanati Trust). Also includes 101,007 shares held by the Recanati Foundation, which Mrs. Recanati may be deemed to share the power to vote and dispose of by virtue of her position as a director of the Recanati Foundation.

(3)
Includes 4,278,477 shares subject to the Stockholders Agreement, as to which he may be deemed to share the power to vote (he shares the power to dispose of only 3,862,955 of these shares); and 101,007 shares which he may be deemed to share the power to vote and dispose of by virtue of his position as a director of the Recanati Foundation.

(4)
Includes 4,278,477 shares subject to the Stockholders Agreement, as to which he may be deemed to share the power to vote and dispose; and 101,007 shares which he may be deemed to share the power to vote and dispose of by virtue of his position as a director of the Recanati Foundation.

(5)
Messrs. Michael Recanati and Daniel Pearson, as trustees of The Michael Recanati Trust, share the power to vote and direct the disposition of these 4,278,477 shares, which are subject to the Stockholders Agreement.

(6)
Includes 4,278,477 shares subject to the Stockholders Agreement, as to which she may be deemed to share the power to vote (she shares the power to dispose of only 3,862,955 of these shares); and 101,007 shares which she may be deemed to share the power to vote and dispose of by virtue of her position as a director of the Recanati Foundation.

(7)
OSG Holdings is a partnership whose principal partners on April 9, 2004 were members of the family of the late Hermann Merkin (the father of Mr. Solomon N. Merkin, a director of the Corporation) whose address is 910 Sylvan Avenue, Englewood Cliffs, New Jersey; EST Associates L.P., a limited partnership whose address is 275 Madison Avenue, Suite 902, New York, New York; Mr. Oudi Recanati, a director of the Corporation, whose address is Quai de L'ile 3, CH-1204, Geneva, Switzerland and Mrs. Diane Recanati. The percentage interest in OSG Holdings of these partners is: members of the family of the late Hermann Merkin, 37.34%; EST Associates L.P., 36.68% (Ms. Vivian Ostrovsky, 4 Avenue de Montespan, Paris France, is the general partner in EST Associates L.P. and may therefore be deemed the beneficial owner of all the shares owned directly by EST Associates L.P.); and Mr. Oudi Recanati and Mrs. Diane Recanati, who each have a 12.5% partnership interest in OSG Holdings. Additional information about Mr. Oudi Recanati's beneficial ownership of shares can be found under "Election of Directors" and additional information about Mrs. Diane Recanati's beneficial ownership of shares can be found in note 2 above.

(8)
Archer-Daniels-Midland Company has reported that it acquired these shares for investment purposes and that it has sole power to vote and dispose of them.

(9)
As of December 31, 2003, Dimensional Fund Advisors Inc. has the sole power to vote and dispose of these shares which are owned by investment vehicles as to which Dimensional Fund Advisors Inc. provides investment advice or acts as investment manager.

(10)
As of December 31, 2003, Franklin Resources, Inc. has the sole power to vote and dispose of these shares which are owned by investment companies or other managed accounts which are advised by investment advisory subsidiaries of Franklin Resources, Inc.

(11)
According to filings with the SEC, these shares were not acquired for the purpose of or having the effect of changing or influencing control of the Corporation nor in connection with or as a participant in any transaction having such purpose or effect.

SELECTION OF AUDITORS

        The Audit Committee has appointed Ernst & Young LLP as independent auditors for the Corporation and its subsidiaries for the year 2004 subject to the ratification of the stockholders at the Annual Meeting. If the appointment is not ratified by the stockholders, the selection of independent auditors will be reconsidered by the Audit Committee.

        Ernst & Young LLP is a well known and well qualified firm of public accountants which (including its predecessors) has served as auditors of the Corporation since the Corporation was organized in 1969. Representatives of Ernst & Young LLP will attend the Annual Meeting and be afforded an opportunity to make a statement, as well as be available to respond to appropriate questions submitted by stockholders.

        Audit Fees.    Audit fees incurred by the Corporation to Ernst & Young LLP in 2003 and 2002 for professional services rendered for the audit of the Corporation's annual financial statements for the years ended December 31, 2003 and 2002, the review of the financial statements included in the Corporation's Forms 10-Q, as well as those services that only the independent auditor reasonably could have provided and services associated with documents filed with the SEC and other documents issued in connection with securities offerings, were $431,300 and $355,000, respectively.

        Audit-Related Fees.    Audit-related fees incurred by the Corporation to Ernst & Young LLP in 2003 for accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services", assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, statutory financial audits for subsidiaries of the Corporation and assistance with internal control reporting requirements, were $40,944. Ernst & Young LLP did not render to the Corporation in 2002 audit-related services.

        Tax Fees.    Total fees incurred by the Corporation to Ernst & Young LLP for tax compliance, tax advice and tax planning for 2003 and 2002 were $530,098 and $541,959, respectively.

        All Other Fees.    During 2003 and 2002, no services were performed by, or fees incurred to, Ernst & Young LLP other than as described above.

        The Audit Committee considered whether the provision of services described above under "Tax Fees" is compatible with maintaining Ernst & Young LLP's independence.

        The Audit Committee has established policies and procedures for pre-approving audit and permissible non-audit work performed by its independent auditors. As set forth in the pre-approval policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee. In each case, the Audit Committee sets a specific annual limit on the amount of such services the Corporation could obtain from its independent auditors without seeking specific approval, and requires management to report each specific engagement to the Audit Committee on a quarterly basis.

        The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2004.

AUDIT COMMITTEE REPORT

        Management has primary responsibility for the Corporation's internal controls, the financial reporting process and preparation of the consolidated financial statements of the Corporation. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

        In fulfilling its oversight responsibilities, the Audit Committee has met and held discussions with management and the independent auditors concerning the quality of the accounting principles, the reasonableness of significant judgments and the adequacy of disclosures in the financial statements. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee further discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. The Audit Committee met five times during 2003. The members of the Audit Committee are considered to be independent because they satisfy the independence requirements for Board of Directors members prescribed by the NYSE listing standards and Rule 10A-3 under the 1934 Act.

        The Corporation's independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and the Audit Committee discussed with the independent auditors their independence and considered the compatibility of nonaudit services with the auditors' independence.

        Based upon the Audit Committee's discussions with management and the independent auditors, the Audit Committee's review of the representations of management, the certifications of the Corporation's chief executive officer and chief financial officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002, and the report and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited consolidated financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. The Audit Committee has also approved, subject to stockholder ratification, the selection of Ernst & Young LLP as the Corporation's independent auditors for 2004.

Audit Committee:
Michael J. Zimmerman, Chairman
William L. Frost
Joel I. Picket

        In accordance with the rules of the SEC, the Audit Committee report does not constitute "soliciting material" and is not incorporated by reference in any filings with the SEC made pursuant to the 1933 Act or the 1934 Act.

ADOPTION OF THE OVERSEAS SHIPHOLDING GROUP, INC.
2004 STOCK INCENTIVE PLAN

        On April 20, 2004, the Board of Directors of the Corporation approved the Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan (the "2004 Plan"), subject to stockholder approval. If stockholders approve the 2004 Plan, the 2004 Plan will become effective on June 1, 2004 and there will be no additional option grants under the Corporation's 1998 Stock Option Plan after June 1, 2004 and no additional option grants under the 1999 Non-Employee Director Stock Option Plan after July 1, 2004. The following description of the 2004 Plan is qualified in its entirety by reference to the 2004 Plan, which is attached as Appendix A to this Proxy Statement.

Purpose

        The purpose of the 2004 Plan is to enable the Corporation to offer employees, consultants and non-employee directors stock-based and other incentives in the Corporation, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Corporation's stockholders.

Administration

        The 2004 Plan will be administered by a committee (the "Committee") of the Board of Directors of the Corporation which shall be the Compensation Committee (or other committee of the Board of Directors appointed for purposes of administering the Plan), which Committee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under Section 16(b) of the 1934 Act, Section 162(m) of the Code and the rules and regulations of the NYSE, a "non-employee director" as defined in Rule 16b-3, an "outside director" as defined under Section 162(m) of the Code and an "independent director" as defined under the rules and regulations of the NYSE. Notwithstanding the foregoing, with respect to the application of this Plan to non-employee directors, this Plan shall be administered by the full Board.

        If for any reason the Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of awards, grants, interpretations or other actions of the Committee. If any member of the Committee does not meet the requirements of Section 162(m) of the Code, any actions that require consent of a Section 162(m) eligible committee shall only be acted upon by those Committee members that are "outside directors" under such Code section.

        The Committee (or, with respect to non-employee directors, the Board) has the full authority to administer and interpret the 2004 Plan, to grant discretionary awards under the 2004 Plan, to determine the persons to whom awards will be granted, to determine the number of shares of Common Stock to be covered by each award (subject to the individual participant limitations provided in the 2004 Plan), to determine the terms and conditions of awards, to prescribe the form of instruments evidencing awards and to make all other determinations and to take all such steps in connection with the 2004 Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable.

        The terms and conditions of individual awards will be set forth in written agreements consistent with the 2004 Plan. Awards under the 2004 Plan may not be made on or after June 1, 2014, but awards granted prior to such date may extend beyond that date.

Eligibility and Types of Awards

        Employees, consultants, and prospective employees and consultants of the Corporation and its affiliates and non-employee directors of the Corporation are eligible to be granted stock options, stock appreciation rights, restricted stock awards, performance awards and other stock-based awards under the 2004 Plan. Eligibility for awards under the 2004 Plan is determined by the Committee, in its sole discretion. As of the date of this proxy statement, no awards have been granted under the 2004 Plan.

Available Shares

        The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the 2004 Plan shall not exceed 2,000,000 shares plus any Common Stock available for grant under the Corporation's 1998 Stock Option Plan. Shares of Common Stock that are subject to stock options or stock appreciation rights shall be counted against this limit as one share for every share granted. Shares of Common Stock that are subject to other types of awards shall be counted against this limit as 2.5 shares for every share granted. The maximum number of shares of Common Stock subject to any stock option or stock appreciation right which may be granted under the 2004 Plan during any fiscal year of the Corporation to each employee shall be 500,000 shares for each type of award. The maximum number of shares of Common Stock subject to any restricted stock award or other stock based award that is subject to the attainment of specified performance goals which may be granted under the 2004 Plan during any fiscal year of the Corporation to each employee shall be 200,000 shares for each type of award. The maximum number of shares of Common Stock subject to any performance award denominated in shares of Common Stock which may be granted under the 2004 Plan during any performance period to each employee shall be $2,000,000. If a performance period is less than three consecutive fiscal years, the maximum number of shares of Common Stock or payment shall be proportionately adjusted.

        The Committee may, in accordance with the term of the 2004 Plan, make appropriate adjustments to the number of shares of Common Stock available for the grant of awards and the terms of outstanding options and other awards to reflect any stock dividend or distribution, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, reclassification, or exchange of shares, partial or complete liquidation, issuance of rights or warrants, sale or transfer of the Corporation's assets or business, or any special cash dividend (or any other event affecting our capital structure or business).

Awards under the 2004 Plan

        Stock Options.    The 2004 Plan authorizes the Committee to grant non-qualified stock options to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may be no more than ten years), the exercise price (which may not be less than the fair market value of the Common Stock at the time of grant), any vesting schedule, and the other material terms of each option. Options will be exercisable at such times and subject to such terms as determined by the Committee at grant. Unless the Committee determines otherwise at the time of grant, stock options granted to employees or consultants shall be exercisable no earlier than one year after grant, subject to acceleration provisions (if any) as determined by the Committee. Upon the exercise of an option, the optionee must make payment of the full exercise price: (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Corporation to deliver promptly to the Corporation an amount equal to the aggregate purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of stock options or by payment in full for such period, or acquired in such manner, as to avoid an incremental charge, for accounting purposes, against the Corporation's earnings as reported in the Corporation's financial statements (and for which the participant has good title free and clear of any liens and encumbrances) based on the fair market value of the Common Stock on the payment date as determined by the Committee).

        Stock Appreciation Rights.    The 2004 Plan authorizes the Committee to grant stock appreciation rights ("SARs") either in tandem with a stock option or independent of a stock option to employees, consultants and non-employee directors. A SAR is a right to receive a payment either in cash or

Common Stock equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share of the SAR. The Committee will determine the terms and conditions of SARs at the time of grant, but generally, SARs will be subject to the same terms and conditions as stock options (as described above).

        Restricted Stock Awards.    The 2004 Plan authorizes the Committee to grant restricted stock awards to employees, consultants and non-employee directors. Recipients of restricted stock awards enter into an agreement with the Corporation subjecting the restricted stock awards to transfer and other restrictions and providing the criteria or dates on which such restrictions lapse. Restricted stock awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code, as provided below), as determined by the Committee at grant. A holder of a restricted stock award does not have any of the attendant rights of a stockholder until such holder becomes a stockholder of record (with the exception of certain dividend rights). A stockholder of record has all of the attendant rights of a stockholder including the right to receive dividends, the right to vote shares and, subject to and conditioned upon the full vesting of shares, the right to tender such shares.

        Performance Awards.    The 2004 Plan authorizes the Committee to grant performance awards to employees, consultants and non-employee directors entitling them to receive a fixed number of shares of Common Stock or cash, as determined by the Committee, upon the attainment of performance goals (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code, as provided below).

        Other Stock-Based Awards.    The 2004 Plan authorizes the Committee to grant awards of Common Stock and other awards to employees and non-employee directors that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock and may be granted either alone or in addition to or in tandem with stock options, stock appreciation rights, restricted stock, performance shares or performance units, which may be based on performance criteria (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code, as provided below).

        Performance Goals.    As noted above, performance-based awards granted under the 2004 Plan that are intended to satisfy the performance-based compensation exception under Section 162(m) of the Code will vest based on attainment of specified performance goals which have been established by the Committee. These performance goals will be based on one or more of the following criteria selected by the Committee: (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Corporation (or any subsidiary, division or other operational unit of the Corporation); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Corporation, including without limitation that attributable to continuing and/or other operations of the Corporation (or in either case a subsidiary, division, or other operational unit of the Corporation); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Corporation (or a subsidiary, division, or other operational unit of the Corporation); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Corporation's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Corporation, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Corporation (or a subsidiary, division or other operational unit of the Corporation); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Corporation (or a subsidiary, division, or other operational unit of the Corporation); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital of the Corporation (or any subsidiary, division or other operational unit of the Corporation); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Corporation (or any subsidiary, division or other operational unit of the Corporation); (ix) the attainment of certain target levels in the fair market value of the shares of the Corporation's Common Stock; (x) the growth in the value of an investment in the Corporation's Common Stock assuming the reinvestment of dividends; or (xi) a transaction that results in the sale of stock or assets of the Corporation. The Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including (i) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Corporation or not within the reasonable control of the Corporation's management or (iii) a change in accounting standards required by generally accepted accounting principles.

        In addition, such performance goals may be based upon the attainment of specified levels of Corporation (or subsidiary, division or other operational unit of the Corporation) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Change in Control

        Unless determined otherwise by the Committee at the time of grant, or, if no rights of a participant are reduced, thereafter, upon a change in control of the Corporation (as defined in the 2004 Plan), all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award will immediately lapse and any unvested awards will automatically become fully vested and immediately exercisable in their entirety, except if the award is assumed or substantially equivalent rights are substituted therefor by the successor entity.

        In its sole discretion, the Committee may provide in a grant for the purchase of any awards that become vested as a result of the change in control, for the payment of an amount of cash equal to the excess of the change in control price (as defined in the 2004 Plan) of the shares of Common Stock covered by such awards, over the aggregate exercise price of such awards.

        In the event of a merger or consolidation in which the Corporation is not the surviving corporation or in the event of a transaction that results in the acquisition of substantially all of the Corporation's Common Stock or all of the Corporation's assets, the Committee may elect to terminate all outstanding and unexercised awards; provided, that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least 20 days) each such participant shall have the right to exercise all of his or her unexercised awards in full (without regard to any restrictions on exercisability).

Amendment and Termination

        Notwithstanding any other provision of the 2004 Plan, the Board of Directors may at any time, amend, in whole or in part, any or all of the provisions of the 2004 Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law to comply with applicable law or accounting rules, to correct obvious drafting errors, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such participant and, provided further, without the approval of stockholders, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under the 2004 Plan; (ii) increase the maximum individual participant share limitations for a fiscal year; (iii) change the classification of individuals eligible to receive awards under the 2004 Plan; (iv) decrease the minimum exercise price of any stock option or SAR; (v) extend the maximum option term; (vi) materially alter the performance goals; or (vii) require stockholder approval in order for the 2004 Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or the rules of the NYSE.

Nontransferability

        Except as the Committee may permit, at the time of grant or thereafter, awards granted under the 2004 Plan are not transferable by a participant other than by will or by the laws of descent and distribution. Shares of Common Stock acquired by a permissible transferee shall continue to be subject to the terms of the Plan.

Material U.S. Federal Income Tax Consequences

        The following discussion of the principal U.S. federal income tax consequences with respect to options under the 2004 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary.

THE FOLLOWING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL THE TAX CONSIDERATIONS THAT MAY BE RELEVANT. EACH RECIPIENT OF A GRANT IS URGED TO CONSULT HIS OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO SUCH RECIPIENT OF THE GRANT AND THE DISPOSITION OF COMMON STOCK.

        Stock Options.    In general, an optionee will recognize no taxable income upon the grant of a non-qualified stock option and the Corporation will not receive a deduction at the time of such grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the Common Stock. The Corporation will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

        Section 162(m) of the Code.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in its taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a company's chief executive officer on the last day of the taxable year and any other individual whose compensation is required to be reported to stockholders in its proxy statement under the 1934 Act. Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on preestablished performance goals established by the Compensation Committee, is not considered in determining whether a "covered employee's" compensation exceeds $l,000,000. It is intended that certain awards under the 2004 Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a "covered employee's" compensation for the purpose of determining whether such individual's compensation exceeds $1,000,000.

        Parachute Payments.    In the event that the payment of any award under the 2004 Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to the participant, constitute parachute payments under Section 280G of the Code, then subject to certain exceptions, a portion of such payments would be nondeductible to the Corporation and the participant would be subject to a 20% excise tax on such portion of the payment.

Future 2004 Plan Awards.

        Except as set forth below, because future awards under the 2004 Plan will be based upon prospective factors including the nature of services to be rendered by current or prospective employees and officers of, advisors and independent consultants to, the Corporation or its affiliates, and directors who are neither officers nor employees of the Corporation or its affiliates and their potential contributions to the success of the Corporation, actual awards cannot be determined at this time.

        The Committee anticipates granting up to 150 shares of restricted stock or other stock-based awards to approximately 600 employees of the Corporation and certain of its subsidiaries (not including any director or executive officer of the Corporation) in 2004, which would become vested as to one-third of such shares or exercisable as to one-third of such other stock-based awards on each of the first three anniversaries of the grant date of these shares or other stock-based awards. The unvested portion of such restricted stock grants or other stock-based awards would be subject to forfeiture upon the occurrence of certain events, such as termination of employment.

Recommendation of the Board of Directors

        The Board of Directors recommends that stockholders vote FOR the approval of the Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan.

ADOPTION OF THE OVERSEAS SHIPHOLDING GROUP, INC.
EXECUTIVE PERFORMANCE INCENTIVE PLAN

        On April 20, 2004, the Board of Directors adopted, subject to stockholder approval, the Overseas Shipholding Group, Inc. Executive Performance Incentive Plan (the "Performance Plan"). The following description of the Performance Plan is qualified in its entirety by reference to the full text of Performance Plan, which is attached as Appendix B to this Proxy Statement.

Purpose

        Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers. The purpose of the Performance Plan is to provide annual incentives to certain key executives in a manner designed to reinforce the Corporation's performance goals and to continue to attract, motivate and retain high performing executives on a competitive basis, while seeking to preserve for the benefit of the Corporation the associated federal income tax deduction. The Corporation intends to structure awards under the Performance Plan so that compensation paid pursuant to its terms will be qualified "performance based compensation" eligible for continued deductibility. To allow the Corporation to qualify and preserve the tax deductibility of such compensation, the Corporation is seeking stockholder approval of the Performance Plan and the material terms of performance goals applicable to the Performance Plan.

Description of the Performance Plan

        The Performance Plan will be administered by the Compensation Committee, or such other committee of the Board that is appointed by the Board whose members satisfy the requirements to be "outside directors" under Section 162(m) of the Code (the "Committee"). If any member of the Committee does not meet the requirements of 162(m) of the Code, any actions that require consent of a Section 162(m) eligible committee shall only be acted upon by those Committee members that are "outside directors" under 162(m) of the Code. The Committee will select the executives who will receive awards, the target pay-out level and the performance targets. The Committee will certify the level of attainment of performance targets. All determinations of the Committee with respect to the Performance Plan are binding. The expenses of administering the Performance Plan will be paid by the Corporation.

        Participants in the Performance Plan will be eligible to receive an annual cash performance award based on attainment by the Corporation and/or a subsidiary or other operational unit of the Corporation of specified performance goals to be established for each fiscal year by the Committee. No individual may receive for any fiscal year an amount under the Performance Plan that exceeds $2,500,000. The performance awards will be payable as soon as administratively feasible after the year in which they are earned or, if applicable as provided in an agreement between the participant and the Corporation, but, in all cases, only after the Committee certifies that the performance goals have been attained. A participant and the Corporation may agree to defer all or a portion of a performance award in a written agreement executed prior to the beginning of the performance period to which the performance award relates in accordance with any deferred compensation program in effect applicable to such participant. Any deferred performance award will not increase (between the date on which it is credited to any deferred compensation program and the payment date) by an amount that would result in such deferral being deemed as an "increase in the amount of compensation" under Section 162(m) of the Code.

        Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals will be based on one or more of the following criteria with regard to the Corporation (or a subsidiary, division, or other operational unit of the Corporation: (i) the attainment of certain target levels of, or a specified percentage increase in, profits, market share, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, those that are attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow or cash generation targets; (iv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Corporation's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Corporation, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity or profitability targets as measured by return ratio and stockholder return; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Corporation's common stock; (x) the growth in the value of an investment in the Corporation's Common Stock assuming the reinvestment of dividends or (xi) a transaction that results in the sale of stock or assets of the Corporation. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the performance period determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board. The Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including (i) restructuring, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Corporation or not within the reasonable control of the Corporation's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

        In addition, such performance goals may be based upon the attainment of specified levels of Corporation (or subsidiary, division or other operational unit of the Corporation) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

        The Performance Plan, if approved by stockholders, will be effective upon approval. The Performance Plan may be amended or discontinued by the Corporation's Board of Directors (or an authorized committee thereof) at any time. However, stockholder approval is required for an amendment that increases the maximum payment that may be made to any individual for any performance period, materially alters the business criteria on which performance goals are based, changes the class of eligible employees or otherwise requires stockholder approval under Section 162(m) of the Code. In addition, no amendment or termination of the Performance Plan may, without the consent of a participant, alter or impair his or her right to receive payment of an award otherwise payable under the Performance Plan.

        The Performance Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended, nor is it intended to be qualified under Section 401(a) of the Code.

        Under applicable regulations, if the Performance Plan is approved, it may remain in effect without further stockholder approval until the annual meeting of stockholders in 2009, unless materially amended prior to such meeting. In the event stockholders do not approve this proposal, awards will not be granted or paid out under the Performance Plan to the extent required under Treasury Regulation 1.162-27(e)(4) to meet the stockholder approval requirements of that regulation.

Recommendation of the Board of Directors

        The Board of Directors recommends that stockholders vote FOR the approval of the Overseas Shipholding Group, Inc. Executive Performance Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information as of December 31, 2003, relating to equity compensation plans. Each of the plans was approved by the Corporation's stockholders. The table does not include the additional shares that would be issuable pursuant to the 2004 Plan and the Performance Plan submitted for stockholder approval in this Proxy Statement.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	316,130	$15.96	985,932(1)

(1)
Consists of 852,360 shares and 31,500 shares eligible to be granted under the Corporation's 1998 Stock Option Plan and 1999 Non-Employee Director Stock Option Plan, respectively, and 102,072 shares eligible to be purchased pursuant to the Corporation's 2000 Employee Stock Purchase Plan.

PROPOSALS FOR 2005 MEETING

        Any proposals of stockholders that are intended to be presented at the Corporation's 2005 Annual Meeting of Stockholders must be received at the Corporation's principal executive offices no later than December 31, 2004, and must comply with all other applicable legal requirements, in order to be included in the Corporation's proxy statement and form of proxy for that meeting.

        A stockholder who intends to submit a proposal for the Corporation's 2005 Annual Meeting that the stockholder does not intend to request be included in the Corporation's 2005 Proxy Statement in accordance with SEC rules must give notice to the Corporation prior to March 15, 2005. If the stockholder does not provide the Corporation with timely notice of such a proposal, the persons designated as management proxies on the Corporation's proxy card may exercise their discretionary authority to vote on that proposal. If the stockholder does provide the Corporation with timely notice of such a proposal, depending upon the circumstances, management proxies may not be able to exercise their discretionary authority to vote on the proposal.

GENERAL INFORMATION

        The Board of Directors is not aware of any matters to be presented at the meeting other than those specified above. If any other matter should be presented, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment.

        All shares represented by the accompanying proxy, if the proxy is duly executed and received by the Corporation at or prior to the meeting, will be voted at the meeting in accordance with the instructions provided therein. If no such instructions are provided, the proxy will be voted for the election of directors and for the ratification of the appointment of Ernst & Young LLP as auditors, for approval of the Overseas Shipholding Group, Inc. 2004 Incentive Stock Plan and for approval of the Overseas Shipholding Group, Inc. Executive Performance Incentive Plan. Under Delaware law and the Corporation's Certificate of Incorporation and By-Laws, if a quorum is present, directors are elected by a plurality of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Ratification of the appointment of Ernst & Young LLP as independent auditors for 2004, approval of the Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan, and approval of the Overseas Shipholding Group, Inc. Executive Performance Incentive Plan require the affirmative vote (in person or by proxy) of the holders of a majority of the shares of the Common Stock entitled to vote present or represented at the Annual Meeting. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum. Shares represented by proxies or ballots withholding votes from one or more directors will not be counted in the election of that director but will be counted for purposes of determining a quorum. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining the number of votes cast.

        The cost of soliciting proxies for the meeting will be borne by the Corporation. The Corporation will also reimburse brokers and others who are only record holders of the Corporation's shares for their reasonable expenses incurred in obtaining voting instructions from beneficial owners of such shares. Directors and officers of the Corporation may solicit proxies personally or by telephone or telegraph but will not receive additional compensation for doing so.

        The Corporation's Annual Report to Stockholders for the fiscal year ended December 31, 2003 has been mailed to stockholders. The Annual Report does not form part of this Proxy Statement.

By order of the Board of Directors,
ROBERT N. COWEN Senior Vice President, Chief Operating Officer & Secretary

New York, N.Y.
April 29, 2004

Appendix A

OVERSEAS SHIPHOLDING GROUP, INC.

2004 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE

        The purpose of this Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based and other incentives, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

ARTICLE II

DEFINITIONS

        For purposes of this Plan, the following terms shall have the following meanings:

        2.1    "Acquisition Event" has the meaning set forth in Section 4.2(d).

        2.2    "Affiliate" means each of the following: (a) any Subsidiary; (b) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (c) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

        2.3    "Award" means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Other Stock-Based Award.

        2.4    "Board" means the Board of Directors of the Company.

        2.5    "Cause" means with respect to a Participant's Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words or a concept of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" only applies on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter; or (b) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words or a concept of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

        2.6    "Change in Control" has the meaning set forth in Article XI.

        2.7    "Change in Control Price" has the meaning set forth in Section 11.1.

        2.8    "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

        2.9    "Committee" means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, the Compensation Committee of the Board appointed from time to time by the Board (or another committee of the Board appointed for the purposes of administering this Plan), which Committee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a "non-employee director" as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code, an "outside director" as defined under Section 162(m) of the Code and, to the extent required by the rules and regulations of the New York Stock Exchange, an "independent director" as defined under such rules and regulations; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code, as applicable, shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

        2.10    "Common Stock" means the Common Stock, $1.00 par value per share, of the Company.

        2.11    "Company" means Overseas Shipholding Group, Inc., a Delaware corporation, and its successors by operation of law.

        2.12    "Consultant" means any natural person who is an advisor or consultant to, or subject to Section 5.2, a prospective advisor or consultant to, the Company or its Affiliates; provided, however, a Consultant shall not include any natural person providing consulting or advisory services to the Company or its Affiliates through an entity as opposed to directly, except for a natural person providing such services through an entity that is at least majority owned by such natural person.

        2.13    "Disability" means with respect to a Participant's Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

        2.14    "Effective Date" means the effective date of this Plan as defined in Article XV.

        2.15    "Eligible Employee" means each employee of, or subject to Section 5.2, each prospective employee of, the Company or an Affiliate.

        2.16    "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

        2.17    "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

        2.18    "Family Member" means "family member" as defined in Section A.1.(5) of the general instructions of Form S-8.

        2.19    "Good Reason" means, with respect to a Participant's Termination of Employment, the following: (a) in the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award; provided, however, that with regard to any agreement under which the definition of "good reason" only applies on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter; or (b) if such an agreement does not exist or if "good reason" is not defined in any such agreement, as defined in the Award agreement, if at all.

        2.20    "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate.

        2.21    "Other Stock-Based Award" means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

        2.22    "Participant" means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

        2.23    "Performance Award" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash at the end of a specified Performance Period.

        2.24    "Performance Period" has the meaning set forth in Section 9.1.

        2.25    "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

        2.26    "Plan" means this Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan, as amended from time to time.

        2.27    "Prior Plan" means the Overseas Shipholding Group, Inc. 1998 Stock Option Plan, as amended from time to time.

        2.28    "Reference Stock Option" has the meaning set forth in Section 7.1.

        2.29    "Restricted Stock Award" means an Award of shares of Common Stock, or the right to receive shares of Common Stock in the future, under this Plan that is subject to restrictions under Article VIII.

        2.30    "Restriction Period" has the meaning set forth in Subsection 8.3(a) with respect to Restricted Stock Awards.

        2.31    "Retirement" means a Termination of Employment or Termination of Consultancy without Cause at or after age 65 or such earlier date as may be determined by the Committee at the time of grant. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65.

        2.32    "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

        2.33    "Section 162(m) of the Code" means the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

        2.34    "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

        2.35    "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

        2.36    "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

        2.37    "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

        2.38    "Substitute Awards" mean Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

        2.39    "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

        2.40    "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

        2.41    "Termination of Directorship" means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

        2.42    "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

        2.43    "Transfer" means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferable" shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

        3.1    The Committee.    The Plan shall be administered and interpreted by the Committee. Notwithstanding anything herein to the contrary, the Board shall have authority for administration and interpretation of the Plan with respect to Non-Employee Directors and all references herein to the authority of the Committee as applied to Non-Employee Directors shall be deemed to refer to the Board.

        3.2    Grants of Awards.    The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Performance Awards, and (v) Other Stock-Based Awards. In particular, the Committee shall have the authority:

          (a)   to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

          (b)   to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

          (c)   to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (d)   to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

          (e)   to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

          (f)    to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or restricted stock under Section 6.2(d);

          (g)   to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;

          (h)   to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

          (i)    to modify, extend or renew an Award, subject to Article XII herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of a Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

          (j)    to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made;

          (k)   solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan; and

          (l)    to determine at grant that a Stock Option shall cease to be exercisable or an Award shall be forfeited, or that proceeds or profits applicable to an Award shall be returned to the Company, in the event the Participant engages in detrimental activity with respect to the Company or its Affiliates (as such term is defined by the Committee in the Award agreement) and, to interpret such definition and to approve waivers with regard thereto.

        3.3    Guidelines.    Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m)of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

        The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions.

        3.4    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

        3.5    Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        3.6    Designation of Consultants/Liability.

          (a)   The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

          (b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

        3.7    Indemnification.    To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate or any agreement of indemnification. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE LIMITATION

4.1   Shares.

  (a)
  Aggregate Limitation. The following provisions apply in determining the aggregate number of shares of Common Stock available under the Plan.

  (i)
  The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 2,000,000 shares plus any Common Stock available for grant under the Prior Plan as of the Effective Date (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one share for every share granted. Any shares of Common Stock that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 2.5 shares for every share granted.

  (ii)
  If any Option or Stock Appreciation Right granted under this Plan or any option under the Prior Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any Restricted Stock Awards, Performance Awards, or Other Stock-Based Awards denominated in shares of Common Stock awarded under this Plan to a Participant are forfeited for any reason, the number of forfeited shares of Common Stock shall again be available for the purposes of Awards under the Plan. If a Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. Awards settled in cash shall again be available for issuance under this Plan.

  (iii)
  In determining the number of shares of Common Stock available for Awards, if Common Stock has been delivered or exchanged as full or partial payment to the Company for payment of the exercise price or purchase price of an Award under the Plan or an option under the Prior Plan, or for payment of withholding taxes with respect to Awards under the Plan or options under the Prior Plan, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or purchase price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purpose of Awards under this Plan. In addition, shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds received by the Company from the exercise of Stock Options granted under the Plan or options granted under the Prior Plan shall again be available for purposes of Awards under this Plan, provided that the number of shares of Common Stock available pursuant to repurchase shall not exceed (i) the amount of proceeds, divided by (ii) the Fair Market Value on the date of exercise which generated such proceeds.

    (iv)
    Any shares of Common Stock that again become available for grant pursuant to this Section 4.1(a) shall be added back as one share if such share were subject to an Option or Stock Appreciation Right granted under the Plan or an option granted under the Prior Plan, and as 2.5 shares if such shares were subject to an Award other than an Option or a Stock Appreciation Right granted under the Plan.

  (b)
  Individual Participant Limitations. The following provisions apply in determining the Awards that may be granted to an individual during a fiscal year of the Company.

  (i)
  The maximum number of shares of Common Stock subject to any Option or Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 500,000 shares for each type of Award (subject to any increase or decrease pursuant to Section 4.2). The maximum number of shares of Common Stock subject to any Restricted Stock Award or Other Stock Based Award that is subject to the attainment of specified performance goals which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 200,000 shares for each type of Award (subject to any increase or decrease pursuant to Section 4.2). The maximum number of shares of Common Stock subject to any Performance Award denominated in shares of Common Stock which may be granted under this Plan during any Performance Period to each Eligible Employee shall be 200,000 shares (subject to any increase or decrease pursuant to Section 4.2), provided, however, that if the Performance Period is less than three consecutive fiscal years, the maximum number of shares of Common Stock subject to Performance Awards shall be determined by multiplying 200,000 by a fraction, the numerator of which is the number of days in the Performance Period, and the denominator of which is 1095. If a Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options.

  (ii)
  The maximum payment under any Performance Award denominated in dollars under this Plan to each Eligible Employee for any Performance Period shall be $2,000,000, provided, however, that if the Performance Period is less than three consecutive fiscal years, the maximum value at grant of Performance Awards subject to this subparagraph (ii) shall be determined by multiplying $2,000,000 by a fraction, the numerator of which is the number of days in the Performance Period, and the denominator of which is 1095.

  (iii)
  To the extent that shares of Common Stock or amounts for which Awards are permitted to be granted to a Participant pursuant to Section 4.1(b) during a fiscal year of the Company or Performance Period, as the case may be, are not covered by an Award in the Company's fiscal year or Performance Period, as the case may be, such shares of Common Stock or amounts shall not be available for grant or issuance to the Participant in any subsequent fiscal year during the term of this Plan.

  (c)
  Substitute Awards. Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan pursuant to Section 4.1(a) or authorized for grant to an Eligible Employee in any fiscal year of the Company pursuant to Section 4.1(b). Additionally, in the event that a company acquired by the Company or an Affiliate, or with which the Company or an Affiliate combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible Employees, Consultants or Non-Employee Directors prior to such acquisition or combination.

4.2   Changes.

  (a)
  The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

  (b)
  Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, any special cash dividend or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company and the Committee determines in good faith that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, then the aggregate number and kind of shares that thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

  (c)
  Unless otherwise determined by the Committee, fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down and any remaining fractional shares of Common Stock shall be settled in cash. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

  (d)
  In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as an "Acquisition Event"), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Awards effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

    If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply.

        4.3   Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY

        5.1   General Eligibility. All Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

        5.2   General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant shall be conditioned upon such individual actually becoming an employee of or consultant to the Company or an Affiliate within a reasonable time thereafter, as determined by the Committee.

ARTICLE VI

STOCK OPTIONS

        6.1   Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. The Committee shall have the authority to grant any Eligible Employee, Consultant or Non-Employee Director one or more Stock Options. Each Stock Option granted under this Plan shall be a non-qualified Stock Option, not intended to be an incentive stock option within the meaning of Section 422 of the Code.

        6.2   Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

    (a)
    Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of any Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

    (b)
    Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted.

    (c)
    Exercisability. Unless the Committee determines otherwise at grant or as otherwise provided herein, Stock Options shall be exercisable no earlier than one year after grant (except with respect to Stock Options granted to Non-Employee Directors) and shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Notwithstanding the foregoing, if the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

    (d)
    Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price (or arrangements satisfactory to the Committee made for such payment) as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock (including by attestation) owned by the Participant for such period, or acquired in such manner, as to avoid an incremental charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

    (e)
    Termination by Death, Disability or Retirement. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if Participant's Termination is by reason of death, Disability or Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

    (f)
    Involuntary Termination Without Cause or for Good Reason. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination is by involuntary termination without Cause or, to the extent provided, or deemed provided because of a contractual obligation in an Award agreement, for Good Reason, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

    (g)
    Voluntary Termination. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination is voluntary (other than a voluntary termination described in subsection (h)(y) below or covered by (f) above), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

    (h)
    Termination for Cause. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination (x) is for Cause or (y) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

    (i)
    Unvested Stock Options. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

    (j)
    Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

    (k)
    Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

    (l)
    Deferred Delivery of Common Shares. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

    (m)
    Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as restricted stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

    (n)
    Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

        7.1    Tandem Stock Appreciation Rights.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). Such rights may be granted either at or after the time of the grant of such Reference Stock Option.

        7.2    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, and the following:

    (a)
    Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

    (b)
    Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.2(c).

    (c)
    Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

    (d)
    Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at the time of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

    (e)
    Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

        7.3    Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

        7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, and the following:

    (a)
    Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

    (b)
    Exercisability. Unless the Committee determines otherwise at grant or as otherwise provided herein, Non-Tandem Stock Appreciation Rights shall be exercisable no earlier than one year after grant (except with respect to Non-Tandem Stock Appreciation Rights granted to Non-Employee Directors) and shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

    (c)
    Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

    (d)
    Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at the time of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

ARTICLE VIII

RESTRICTED STOCK AWARDS

        8.1    Restricted Stock Awards.    Restricted Stock Awards may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock Awards shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

        8.2    Awards.    Eligible Employees, Consultants and Non-Employee Directors selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

    (a)
    Purchase Price. The purchase price of a Restricted Stock Award shall be fixed by the Committee. Subject to Section 4.3, the purchase price for a Restricted Stock Award may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

    (b)
    Acceptance. Restricted Stock Awards must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

        8.3    Restrictions and Conditions.    Restricted Stock Awards awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

    (a)
    Restriction Period.

    (i)
    The Participant shall not be permitted to Transfer a Restricted Stock Award awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the Restricted Stock Award. Unless the Committee determines otherwise at grant, and except with respect to Restricted Stock Awards granted to Non-Employee Directors, the minimum Restriction Period shall be three years (permitting pro-rata vesting over such three year period). Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any such Award.

      (ii)
      Objective Performance Goals, Formulae or Standards. If the grant of a Restricted Stock Award or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the performance goals are substantially uncertain.

    (b)
    Rights as a Stockholder. The Participant shall have none of the attendant rights of a holder of shares of Common Stock of the Company until the Participant becomes a shareholder of record (other than rights to receive additional Restricted Stock Awards for dividends and other distributions on shares of Common Stock). Once the Participant becomes a shareholder of record, the Participant shall have all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Common Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

    (c)
    Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock Awards still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

    (d)
    Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock Award, certificates for shares attributable to such Award shall be delivered to the Participant (or, if certificates were previously issued, replacement certificates shall be delivered upon return of the previously issued certificates). All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

ARTICLE IX

PERFORMANCE AWARDS

        9.1    Performance Awards.    Performance Awards may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Awards shall be awarded, the number of Performance Awards to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Awards will be vested, the ability of Participants to defer receipt of

Performance Awards, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

        Except as otherwise provided herein, the Committee shall condition the right to payment or vesting of any Performance Award upon the attainment of objective performance goals established pursuant to Section 9.2(b) below.

        9.2    Terms and Conditions.    Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:

    (a)
    Earning or Vesting of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(b) are achieved and the percentage of each Performance Award that has been earned or vested.

    (b)
    Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the performance goals are substantially uncertain.

    (c)
    Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.

    (d)
    Payment. Following the Committee's determination, shares of Common Stock and/or cash, as determined by the Committee in its sole discretion at the time of grant, shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual's earned or vested Performance Award. Notwithstanding the foregoing, the Committee may, in its sole discretion and to the extent Section 162(m) of the Code is applicable, in accordance therewith, award a number of shares of Common Stock or an amount of cash less than the earned Performance Award and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

    (e)
    Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination for any reason during the Performance Period for a given Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are reduced, thereafter.

    (f)
    Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award or waive the deferral limitations for all or any part of such Award.

ARTICLE X

OTHER STOCK-BASED AWARDS

        10.1    Other Awards.    The Committee is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

        Subject to the provisions of this Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

        The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance goals, including, to the extent the Committee so determines, from among those set forth on Exhibit A hereto, as the Committee may determine, in its sole discretion.

        10.2    Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

    (a)
    Dividends. Unless otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

    (b)
    Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

    (c)
    Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion, except to the extent required by law, such price may not be less than par value.

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

        11.1    Benefits.    In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award agreement or, if no rights of the Participants are reduced, thereafter, a Participant's Award shall be treated as follows:

    (a)
    Subject to (d) below, all outstanding Stock Options and Non-Tandem Stock Appreciation Rights granted to a Participant prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide at the time of grant for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 11.1, Change in Control Price shall mean the average Fair Market Value of a share of Common Stock during the 20 trading days immediately prior to a Change in Control of the Company.

    (b)
    Subject to (d) below, all Performance Awards granted to a Participant prior to the Change in Control shall vest, at a minimum, as if the relevant Performance Period had ended upon such Change in Control and the determination of the extent to which any specified performance goals or targets had been achieved had been made at such time.

    (c)
    Subject to (d) below, the restrictions to which any Restricted Stock Awards granted to a Participant prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

    (d)
    Notwithstanding the foregoing, unless the Committee provides otherwise in an Award agreement, or if no rights of the Participant are reduced, thereafter, no acceleration of vesting or lapsing of restrictions shall occur with respect to an Award if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Award shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof.

        11.2    Change in Control.    A "Change in Control" shall be deemed to have occurred if: (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d) and 14(d) thereof), excluding the Company, any "subsidiary," and employee benefit plan sponsored or maintained by the Company, or any subsidiary (including any trustee of any such plan acting in his capacity as trustee), becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of the Company having at least 30% of the total number of votes that may be cast for the election of directors of the Company; (b) there is a merger or other business combination of the Company, sale of all or substantially all of the Company's assets or combination of the foregoing transactions or a liquidation of the Company, (a "Transaction"), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity in approximately the same proportion as they had in the Company immediately prior to the Transaction; or (c) during any period of two consecutive years beginning on or after the date hereof, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least 2/3 of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board.

ARTICLE XII
TERMINATION OR AMENDMENT OF
PLAN/NON-TRANSFERABILITY OF AWARDS

        12.1    Termination or Amendment.    Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law, to comply with applicable law or applicable accounting rules, to correct obvious drafting errors, or as specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the holders of the Company's Common Stock entitled to vote in accordance with applicable law, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan under Section 4.1(a) (except by operation of Section 4.2); (ii) increase the maximum individual limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under this Plan; (iv) extend the maximum option period under Section 6.2; (v) materially alter the performance goals as set forth in Exhibit A; or (vi) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as required by law, to comply with applicable law or applicable accounting rules, to correct obvious drafting errors, or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

        12.2    Non-Transferability of Awards.    Except as the Committee may permit, in its sole discretion, at the time of grant or thereafter, no Award shall be Transferable by the Participant (including, without limitation to, a Family Member) otherwise than by will or by the laws of descent and distribution, and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant Any attempt to Transfer any Award or benefit not otherwise permitted Committee in accordance with the foregoing sentence shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person. A Stock Option that is Transferred pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution, except as may otherwise be permitted by the Committee and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired by a permissible transferee shall continue to be subject to the terms of this Plan and the applicable Award agreement.

ARTICLE XIII
UNFUNDED PLAN

        13.1    Unfunded Status of Plan.    This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XIV
GENERAL PROVISIONS

        14.1    Legend and Custody.    The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

        All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        If stock certificates are issued in respect of an Award, the Committee may require that any stock certificates evidencing such Award be held in custody by the Company until the Award has vested or the restrictions thereon shall have lapsed, and that, as a condition of any grant of such an Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        14.2    Other Plans.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        14.3    No Right to Employment/Directorship/Consultancy.    Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

        14.4    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of a Restricted Stock Award (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. The minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

        14.5    Listing and Other Conditions.

  (a)
  Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

  (b)
  If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

  (c)
  Upon termination of any period of suspension under this Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

  (d)
  A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

        14.6    Governing Law.    This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

        14.7    Construction.    Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

        14.8    Other Benefits.    No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

        14.9    Costs.    The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

        14.10    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

        14.11    Death/Disability.    The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

        14.12    Section 16(b) of the Exchange Act.    All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

        14.13    Successor and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

        14.14    Severability of Provisions.    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

        14.15    Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

        14.16    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XV
EFFECTIVE DATE OF PLAN

        The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVI
TERM OF PLAN

        No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XVII
NAME OF PLAN

        This Plan shall be known as "Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan."

EXHIBIT A

PERFORMANCE GOALS

        Performance goals established for purposes of the vesting of performance-based Restricted Stock Awards, Performance Awards and/or Other Stock-Based Awards shall be based on one or more of the following performance goals ("Performance Goals"): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division or other operational unit of the Company); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, or other operational unit of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division, or other operational unit of the Company); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division or other operational unit of the Company); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Company (or a subsidiary, division, or other operational unit of the Company); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital of the Company (or any subsidiary, division or other operational unit of the Company); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Company (or any subsidiary, division or other operational unit of the Company); (ix) the attainment of certain target levels in the fair market value of the shares of the Company's Common Stock; (x) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; or (xi) a transaction that results in the sale of stock or assets of the Company. The Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

        In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Appendix B

OVERSEAS SHIPHOLDING GROUP, INC.
EXECUTIVE PERFORMANCE INCENTIVE PLAN

1. PURPOSE

        The purpose of this Plan is to attract, retain and motivate executive employees by providing cash performance awards to designated executive employees of the Company and its Subsidiaries. This Plan shall be effective upon the approval of the Plan by the stockholders of the Company in accordance with the laws of the State of Delaware for a term of ten (10) years, subject to reapproval of the Performance Goals set forth herein by stockholders at the 2009 annual meeting.

2. DEFINITIONS

        Unless the context otherwise requires, the words which follow shall have the following meaning:

    (a)
    "Award"—shall mean the total annual Performance Award as determined under the Plan.

    (b)
    "Board"—shall mean the Board of Directors of the Company.

    (c)
    "Change in Control of the Company"—shall have the meaning set forth in Exhibit A.

    (d)
    "Code"—shall mean the Internal Revenue Code of 1986, as amended and any successor thereto.

    (e)
    "Code Section 162(m)"—shall mean the exception for performance-based compensation under Section 162(m) of the Code or any successor section and the Treasury regulations promulgated thereunder.

    (f)
    "Company"—shall mean Overseas Shipholding Group, Inc. and any successor by merger, consolidation or otherwise.

    (g)
    "Committee"—shall mean the Compensation Committee of the Board or such other Committee of the Board that is appointed by the Board all of whose members shall satisfy the requirements to be "outside directors," as defined under Code Section 162(m).

    (h)
    "Individual Target Award"—shall mean the targeted performance award for a Performance Period specified by the Committee as provided in Section 5 hereof.

    (i)
    "Participant"—shall mean an employee of the Company or a Subsidiary selected, in accordance with Section 4 hereof, to be eligible to receive an Award in accordance with this Plan.

    (j)
    "Performance Award"—shall mean the amount paid or payable under Section 6 hereof.

    (k)
    "Performance Goal"—shall mean the objective performance goals, formulae or standards that the Committee shall establish in accordance with Section 6.2 hereof.

    (l)
    "Performance Period"—shall mean a period of one (1) year or less.

    (m)
    "Plan"—shall mean this Overseas Shipholding Group, Inc. Executive Performance Incentive Plan.

    (n)
    "Subsidiary"—shall mean, other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company which owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation or trade or business

      (including, without limitation, a partnership or limited liability company) which is controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Subsidiaries; or (iii) any other entity in which the Company or any of its Subsidiaries has a material equity interest and which is designated as a "Subsidiary" by resolution of the Committee.

3. ADMINISTRATION AND INTERPRETATION OF THE PLAN

        The Plan shall be administered by the Committee. The Committee shall have the exclusive authority and responsibility to: (i) interpret the Plan; (ii) approve the designation of eligible Participants; (iii) set the performance criteria for Awards within the Plan guidelines; (iv) certify attainment of performance goals and other material terms; (v) reduce Awards as provided herein; (vi) authorize the payment of all benefits and expenses of the Plan as they become payable under the Plan; (vii) adopt, amend and rescind rules and regulations relating to the Plan; and (viii) make all other determinations and take all other actions necessary or desirable for the Plan's administration including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in this Plan in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under Code Section 162(m).

        Decisions of the Committee shall be made by a majority of its members. All decisions of the Committee on any question concerning the selection of Participants and the interpretation and administration of the Plan shall be final, conclusive and binding upon all parties. The Committee may rely on information, and consider recommendations, provided by the Board or the executive officers of the Company. The Plan is intended to comply with Code Section 162(m), and all provisions contained herein shall be limited, construed and interpreted in a manner to so comply.

4. ELIGIBILITY AND PARTICIPATION

  (a)
  For each Performance Period, the Committee shall select the employees of the Company and its Subsidiaries who are to participate in the Plan from among the executive employees of the Company and its Subsidiaries.

  (b)
  No person shall be entitled to any Award under this Plan for any Performance Period unless he or she is so designated as a Participant for that Performance Period. The Committee may add to or delete individuals from the list of designated Participants at any time and from time to time, in its sole discretion, subject to any limitations required to comply with Code Section 162(m).

5. INDIVIDUAL TARGET AWARD

        For each Participant for each Performance Period, the Committee may specify a targeted performance award. The Individual Target Award may be expressed, at the Committee's discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under this Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an Individual Target Award for an employee for a Performance Period shall not imply or require that the same level Individual Target Award (if any such award is established by the Committee for the relevant employee) be set for any subsequent Performance Period. At the time the Performance Goals are established (as provided in subsection 6.2 below), the Committee shall prescribe a formula to determine the percentages (which may be greater than one-hundred percent (100%)) of the Individual Target Award which may be payable based upon the degree of attainment of the Performance Goals during the Performance Period. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant's Individual Target Award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the Performance Period in which a Change in Control of the Company occurs, or during such Performance Period with regard to the prior Performance Period if the Awards for the prior Performance Period have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

6. PERFORMANCE AWARD PROGRAM

        6.1    Performance Awards.    Subject to Section 7 herein, each Participant is eligible to receive up to the achieved percentage of their Individual Target Award for such Performance Period (or, subject to the penultimate sentence of Section 5, such lesser amount as determined by the Committee in its sole discretion) based upon the attainment of the objective Performance Goals established pursuant to subsection 6.2 and the formula established pursuant to Section 5. Except as specifically provided in Section 7, no Performance Award shall be made to a Participant for a Performance Period unless the minimum Performance Goals for such Performance Period are attained.

        6.2    Performance Goals.    The Committee shall establish the objective performance goals, formulae or standards and the Individual Target Award (if any) applicable to each Participant or class of Participants for a Performance Period in writing prior to the beginning of such Performance Period or at such later date as permitted under Code Section 162(m) and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Code Section 162(m), provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Code Section 162(m) or otherwise violate Code Section 162(m), such provision shall be of no force or effect. These Performance Goals shall be based on one or more of the following criteria with regard to the Company (or a subsidiary, division, or other operational unit of the Company): (i) the attainment of certain target levels of, or a specified percentage increase in, profits, market share, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that are attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow or cash generation targets; (iv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity or profitability targets as measured by return ratio and shareholder return; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's common stock; (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends or (xi) a transaction that results in the sale of stock or assets of the Company. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the Performance Period determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by opinion No. 30 of the Accounting Principles Board. The Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

        In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

        6.3    Maximum Performance Award.    The maximum Performance Award payable to a Participant for any Performance Period is $2,500,000.

        6.4    Payment Date; Committee Certification.    Performance Awards will be paid as soon as administratively feasible after the Performance Period in which they are earned, but not before the Committee certifies in writing that the Performance Goals specified pursuant to subsection 6.2 (except to the extent permitted under Code Section 162(m) and provided in Section 7 with regard to death, disability or Change in Control of the Company or certain other termination situations) were, in fact, satisfied, except as may otherwise be agreed by a Participant and the Company in a written agreement executed prior to the beginning of the Performance Period to which the Performance Award relates in accordance with any deferred compensation program, if any, in effect applicable to such Participant. The Committee shall use its best efforts to make a determination with regard to satisfaction of the Performance Goals within two and one-half (2 1/2) months after the end of each Performance Period. Any Performance Award deferred by a Participant shall not increase (between the date on which the Performance Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an "increase in the amount of compensation" under Code Section 162(m). The Participant shall have no right to receive payment of any deferred amount until he or she has a right to receive such amount under the terms of the applicable deferred compensation program.

7. EMPLOYMENT AT YEAR END GENERALLY REQUIRED FOR AWARD

        No Award shall be made to any Participant who is not an active employee of the Company or one of its Subsidiaries or affiliates at the end of the Performance Period; provided, however, that the Committee, in its sole and absolute discretion, may make Awards to Participants for a Performance Period in circumstances that the Committee deems appropriate including, but not limited to, a Participant's death, disability, retirement or other termination of employment during such Performance Period.

8. NON-ASSIGNABILITY

        No Award under this Plan nor any right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, garnishment, execution or levy of any kind or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber and to the extent permitted by applicable law, charge, garnish, execute upon or levy upon the same shall be void and shall not be recognized or given effect by the Company.

9. NO RIGHT TO EMPLOYMENT

        Nothing in the Plan or in any notice of award pursuant to the Plan shall confer upon any person the right to continue in the employment of the Company or one of its Subsidiaries or affiliates nor affect the right of the Company or any of its Subsidiaries or affiliates to terminate the employment of any Participant.

10. AMENDMENT OR TERMINATION

        The Board (or a duly authorized committee thereof) may, in its sole and absolute discretion, amend, suspend or terminate the Plan or adopt a new plan in place of this Plan at any time; provided, that no such amendment shall, without the prior approval of the stockholders of the Company in accordance with the laws of the State of Delaware to the extent required under Code Section 162(m): (i) materially alter the Performance Goals as set forth in subsection 6.2; (ii) increase the maximum amount set forth in subsection 6.3; (iii) change the class of eligible employees set forth in Section 4(a); or (iv) implement any change to a provision of the Plan requiring stockholder approval in order for the Plan to continue to comply with the requirements of Code Section 162(m). Furthermore, no amendment, suspension or termination shall, without the consent of the Participant, alter or impair a Participant's right to receive payment of an Award for a Performance Period otherwise payable hereunder.

11. SEVERABILITY

        In the event that any one or more of the provisions contained in the Plan shall, for any reason, be held to be invalid, illegal or unenforceable, in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed as if such invalid, illegal or unenforceable provisions had never been contained therein.

12. WITHHOLDING

        The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state or local income or other taxes incurred by reason of payments pursuant to the Plan.

13. GOVERNING LAW

        This Plan and any amendments thereto shall be construed, administered, and governed in all respects in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

Exhibit A

        A "Change in Control of the Company" shall be deemed to have occurred if: (a) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Section 13(d) and 14(d) thereof), excluding the Company, any "subsidiary," and employee benefit plan sponsored or maintained by the Company, or any subsidiary (including any trustee of any such plan acting in his capacity as trustee), becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of the Company having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of the Company; (b) there is a merger or other business combination of the Company, sale of all or substantially all of the Company's assets or combination of the foregoing transactions or a liquidation of the Company, (a "Transaction"), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity in approximately the same proportion as they had in the Company immediately prior to the Transaction; or (c) during any period of two (2) consecutive years beginning on or after the date hereof, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board.

OVERSEAS SHIPHOLDING GROUP, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, June 1, 2004

        The undersigned hereby appoints MORTEN ARNTZEN and SOLOMON N. MERKIN, and either of them, proxies, with full power of substitution, to vote all shares of stock of OVERSEAS SHIPHOLDING GROUP, INC. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Corporation to be held at J.P. Morgan Chase & Co., 270 Park Avenue, New York, N.Y., 49th Floor, on June 1, 2004, at 2:30 P.M., notice of which meeting and the related Proxy Statement have been received by the undersigned, and at any adjournments thereof.

        The undersigned hereby ratifies and confirms all that said proxies, or either of them, or their substitutes, may lawfully do in the premises and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments thereof. If only one of said proxies, or his substitute, shall be present and vote at said meeting or any adjournments thereof, then that one so present and voting shall have and may exercise all the powers hereby granted.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, FOR APPROVAL OF THE OVERSEAS SHIPHOLDING GROUP, INC. 2004 STOCK INCENTIVE PLAN, FOR APPROVAL OF THE OVERSEAS SHIPHOLDING GROUP, INC. EXECUTIVE PERFORMANCE INCENTIVE PLAN, AND IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

(Continued, and To Be Signed and Dated on Reverse Side)

Address Change/Comments (Mark the corresponding box on the reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

Please mark your votes as indicated in this example ☒

(1) Election of Directors:		Nominees:	Morten Arntzen, Oudi Recanati, Robert N. Cowen, G. Allen Andreas III, Alan R. Batkin, Thomas B.
For all Nominees	Withhold		Coleman, Charles A. Fribourg, Stanley Komaroff,
(except as withheld in	Authority to Vote		Solomon N. Merkin, Joel I. Picket, Ariel Recanati
the space provided	for all Nominees		and Michael J. Zimmerman. (To withhold authority
below)			to vote for any individual Nominee, print that
☐	☐		Nominee's name on the following line:)

(2)	Ratification of the appointment of Ernst & Young LLP as independent auditors for the year 2004:		(3)	Approval of the Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
☐	☐	☐	☐	☐	☐

(4)	Approval of the Overseas Shipholding Group, Inc. Executive Performance Incentive Plan:		Please sign exactly as name (or names) appears at the left. For joint accounts each owner should sign. Executors, administrators, trustees, etc. should give full title.

FOR	AGAINST	ABSTAIN
☐	☐	☐

DATE: , 2004

Signature

Signature if held jointly

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD

QuickLinks

ELECTION OF DIRECTORS
INFORMATION ABOUT THE BOARD AND CORPORATE GOVERNANCE
COMPENSATION AND CERTAIN TRANSACTIONS
SUMMARY COMPENSATION TABLE
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES
STOCKHOLDER RETURN PERFORMANCE PRESENTATION
STOCK PERFORMANCE GRAPH COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* THE CORPORATION, S&P 500 INDEX, PEER GROUP INDEX, DOW JONES U.S. MARINE TRANSPORT INDEX
PENSION PLAN
COMPENSATION OF DIRECTORS
EXECUTIVE COMPENSATION REPORT OF THE COMPENSATION COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INFORMATION AS TO STOCK OWNERSHIP
SELECTION OF AUDITORS
AUDIT COMMITTEE REPORT
ADOPTION OF THE OVERSEAS SHIPHOLDING GROUP, INC. 2004 STOCK INCENTIVE PLAN
ADOPTION OF THE OVERSEAS SHIPHOLDING GROUP, INC. EXECUTIVE PERFORMANCE INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
PROPOSALS FOR 2005 MEETING
GENERAL INFORMATION
OVERSEAS SHIPHOLDING GROUP, INC.
2004 STOCK INCENTIVE PLAN
ARTICLE I PURPOSE
ARTICLE II DEFINITIONS
ARTICLE III ADMINISTRATION
ARTICLE IV SHARE LIMITATION
ARTICLE V ELIGIBILITY
ARTICLE VI STOCK OPTIONS
ARTICLE VII STOCK APPRECIATION RIGHTS
ARTICLE VIII RESTRICTED STOCK AWARDS
ARTICLE IX PERFORMANCE AWARDS
ARTICLE X OTHER STOCK-BASED AWARDS
ARTICLE XI CHANGE IN CONTROL PROVISIONS
EXHIBIT A PERFORMANCE GOALS
OVERSEAS SHIPHOLDING GROUP, INC. EXECUTIVE PERFORMANCE INCENTIVE PLAN
Exhibit A
OVERSEAS SHIPHOLDING GROUP, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, June 1, 2004